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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): August 14, 2002

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                       TSI TELECOMMUNICATION HOLDINGS, LLC

                       TSI TELECOMMUNICATION SERVICES INC.

             (Exact name of registrant as specified in its charter)


           Delaware                   333-88168-01            30-0041664
           Delaware                   333-88168               06-1262301

(State or other jurisdiction of      (Commission            (I.R.S. Employer
incorporation or organization)       File Number)          Identification No.)

                                   ----------

                        201 N. Franklin Street, Suite 700
                              Tampa, Florida 33602
                            Telephone: (813) 273-3000

          (Address, including zip code, and telephone number, including area code, of registrants' principal executive offices)

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ITEM 9.  Regulation FD Disclosure

On August 14, 2002 , Mr. Evans and Mr. Lawless issued certifications of the second quarter 2002 consolidated financial statements of TSI Telecommunication Holdings, LLC, solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350).

Exhibits

   Exhibit 99.1 Mr. Evan's certification issued pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)
   Exhibit 99.2 Mr. Lawless's certification issued pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 14, 2002


                                        TSI TELECOMMUNICATION HOLDINGS, LLC
                                                  (Registrant)

                                              /s/ RAYMOND L. LAWLESS
                                      -------------------------------------
                                               Raymond L. Lawless
                                      Chief Financial Officer and Secretary


                                        TSI TELECOMMUNICATION SERVICES INC.
                                                  (Registrant)

                                              /s/ RAYMOND L. LAWLESS
                                      -------------------------------------
                                               Raymond L. Lawless
                                      Chief Financial Officer and Secretary



                                  EXHIBIT INDEX

  Exhibit
    No.                           Description                            Page
  -------                         -----------                            ----
   99.1             Mr. Evan's Certification dated August 14, 2002
   99.2             Mr. Lawless's Certification dated August 14, 2002